UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2023

Armada Acquisition Corp. I

(Exact name of Registrant as specified in its charter)

Delaware	001-40742	85-3810850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602

Philadelphia, PA 19103

(Address of principal executive offices)

(215) 543-6886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	AACI U	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock for $11.50 per share	AACI W	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2023, Armada Acquisition Corp. I (the “Company”), and Armada Sponsor LLC (the “Sponsor”), the Company’s sponsor, entered into one or more agreements (the “Non-Redemption Agreements”) with one or more third parties in exchange for them agreeing not to redeem shares of the Company’s common stock sold in its initial public offering (the “public shares”) at the 2023 annual meeting of stockholders called by the Company (the “Meeting”) at which a proposal to approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from February 17, 2023 to August 17, 2023 (the “Extension”) has also been submitted to the stockholders. The Non-Redemption Agreements provide for the allocation of up to 75,000 shares of common stock of the Company (“Founder Shares”) held by the Sponsor in exchange for such investor and/or investors agreeing to hold and not redeem certain public shares at the Meeting. Certain of the parties to the Non-Redemption Agreements are also members of the Sponsor.

The Non-Redemption Agreements shall terminate on the earlier of (a) the failure of the Company’s stockholders to approve the Extension at the Meeting, or the determination of the Company not to proceed to effect the Extension, (b) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (c) the liquidation or dissolution of the Company, or (d) the mutual written agreement of the parties.

Additionally, pursuant to the Non-Redemption Agreements, the Company has agreed that until the earlier of (a) the consummation of the Company’s initial business combination; (b) the liquidation of the trust account; and (c) 24 months from consummation of the Company’s initial public offering, the Company will maintain the investment of funds held in the trust account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations. The Company has also agreed that it will not use any amounts in the trust account, or the interest earned thereon, to pay any excise tax that may be imposed on the Company pursuant to the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) due to any redemptions of public shares at the Meeting, including in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date by the Company. The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by stockholders but will increase the amount of funds that remain in the Company’s trust account following the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Meeting and the Extension and related matters. Information regarding the Company’s directors and executive officers is available in Company’s proxy statement for the 2023 annual meeting filed with the U.S. Securities and Exchange Commission on January 5, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about January 6, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the December 15, 2022 record date for the Annual Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Annual Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Armada Acquisition Corp. I, 1760 Market Street, Suite 602, Philadelphia, PA 19103, (215) 543-6886 or to: Okapi Partners, Attention: Chuck Garske /Jon Einsidler/ Christian Jacques, (212) 297-0720, or Info@okapipartners.com.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the Company’s investment of the trust account funds and agreement not to use the funds in the trust account for payment of any excise tax that may be imposed on the Company pursuant to the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) due to any redemptions of public shares at the Meeting, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2023

	By:	/s/ Stephen P. Herbert
	Name:	Stephen P. Herbert
	Title:	Chief Executive Officer and Chairman